1Q09 Earnings Conference Call Supplemental Materials April 22, 2009 Exhibit 99.2

Forward Looking Statements
Forward Looking Statements
Safe Harbor
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Introductory Comments
Summary -
Summary -
Position
Position
Favorable Balance Sheet Composition
Favorable Balance Sheet Composition
Very Balanced; Core Funded; Low C&D Exposure
Very Balanced; Core Funded; Low C&D Exposure
Continued Good Asset Quality And Well Capitalized
Continued Good Asset Quality And Well Capitalized
Returned TARP Preferred; Warrants--Work In Progress
Returned TARP Preferred; Warrants--Work In Progress
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
$26 Million Unrealized Gain In Investment Portfolio
$26 Million Unrealized Gain In Investment Portfolio
Future Growth Engines: Memphis, Mobile, & Houston
Future Growth Engines: Memphis, Mobile, & Houston
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Remain Well Positioned For Future Opportunities
Remain Well Positioned For Future Opportunities

Introductory Comments
Introductory Comments
Summary –
Summary –
1Q09
1Q09
Seasonal Slow Loan Growth; Strong Deposit Growth
Seasonal Slow Loan Growth; Strong Deposit Growth
Margin Compression Due To Late-2008 Fed Rate Cuts
Margin Compression Due To Late-2008 Fed Rate Cuts
T/E Net Interest Income Down $0.8mm (-2%)
T/E Net Interest Income Down $0.8mm (-2%)
NPAs/Assets = 0.95%, Up From 0.83% (+$6 mm)
NPAs/Assets = 0.95%, Up From 0.83% (+$6 mm)
30+ Days Past Due = 1.55%, Down From 1.63%
30+ Days Past Due = 1.55%, Down From 1.63%
Net COs/Avg
Net COs/Avg
Loans = 0.24%, Down From 0.53%
Loans = 0.24%, Down From 0.53%
Provision = $3.0mm, Down $3.2mm (-51%; 4Q Fraud)
Provision = $3.0mm, Down $3.2mm (-51%; 4Q Fraud)
No Security Or Asset Sale Gains In 1Q09 (-$1.2mm)
No Security Or Asset Sale Gains In 1Q09 (-$1.2mm)
Nonint
Nonint
Income Up $3.3mm (+16%; Mortgage-Driven)
Income Up $3.3mm (+16%; Mortgage-Driven)
EPS = $0.36, Down 37% --
EPS = $0.36, Down 37% --
Driven By Equity Events
Driven By Equity Events

Introductory Comments
Introductory Comments
YTD 2009 Price Change By Index
YTD 2009 Price Change By Index
Source: SNL Through April 20, 2009 Source: SNL Through April 20, 2009
+1%
- 45% - 40% - 35% - 30% - 25% - 20% -15% -10% - 5% 0% 5%
% Change In Price - YTD 2009 Through 4/20/09
Western Banks
Southeast Banks
Small Cap Banks
Banks $5B-$10B Assets
Banks >$10B Assets
Banks
Large Cap Banks
KBW Bank
Mid Cap Banks
Midwest Banks
Banks $1B-$5B Assets
NASDAQ Banks
TARP Participants
New England Banks
Thrifts
Micro Cap Banks
SNL All Financial Institutions
Southwest Banks
Mid-Atlantic Banks
Dow Jones Ind Avg
Bank Pink Sheets
Banks < $250M Assets
Banks $250-$500M Assets
Banks $500M-$1B Assets
S&P Small-Cap
Russell 2000
IBERIABANK Corporation
SNL Reported Indexes

Introductory Comments
Introductory Comments
Last 12 Months Price Change By Index
Last 12 Months Price Change By Index
Source: SNL Through April 20, 2009 Source: SNL Through April 20, 2009
+3%
- 65% - 60% - 55% - 50% - 45% - 40% - 35% - 30% - 25% - 20% -15% -10% -5% 0% 5%
% Change In Price - Last 12 Months Through 4/20/09
Southeast Banks
TARP Participants
KBW Bank
Banks >$10B Assets
Large Cap Banks
Mid Cap Banks
Banks
SNL All Financial Institutions
New England Banks
Mid-Atlantic Banks
Midwest Banks
Thrifts
Micro Cap Banks
Banks $250-$500M Assets
Western Banks
Small Cap Banks
Banks $1B-$5B Assets
Southwest Banks
NASDAQ Banks
Banks < $250M Assets
Dow Jones Ind Avg
Banks $500M-$1B Assets
Banks $5B-$10B Assets
Bank Pink Sheets
Russell 2000
S&P Small-Cap
IBERIABANK Corporation
SNL Reported Indexes

Introductory Comments
Introductory Comments
Annual Change In Stock Price
Annual Change In Stock Price
58%
27%
45%
47%
13%
-4%
16%
-21%
3%
5%
-60%
-40%
-20%
0%
20%
40%
60%
2000 2001 2002 2003 2004 2005 2006 2007 2008 YTD
2009
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus through April 17, 2009

Introductory Comments
Introductory Comments
Strategic Goals & Priorities
Strategic Goals & Priorities
•
• Double-Digit Annual EPS Growth
Double-Digit Annual EPS Growth
•
• ROTE Of 23% -
ROTE Of 23% -
25%
25%
•
• Bank Tangible Efficiency < 50%
Bank Tangible Efficiency < 50%
•
• Top Quartile Asset Quality
Top Quartile Asset Quality
•
• Develop Memphis, Mobile & Houston
Develop Memphis, Mobile & Houston
•
• Deepen Share In Little Rock, Baton Rouge,
Deepen Share In Little Rock, Baton Rouge,
New Orleans, And Shreveport
New Orleans, And Shreveport
•
• Expand Investment Management Business
Expand Investment Management Business
•
• Provide Depth For Unusual Opportunities
Provide Depth For Unusual Opportunities
•
• Grind Our Way Through The Credit Cycle
Grind Our Way Through The Credit Cycle
Strategic
Strategic
Goals
Goals
18-Month
18-Month
Priorities
Priorities

10 Asset Quality

Asset Quality
Asset Quality
Credit Development Update
Credit Development Update
Loan Fraud In Northeast Arkansas At Pulaski
Loan Fraud In Northeast Arkansas At Pulaski
•
•
Charge-Off Of $3.6 Million Or $0.17 EPS Impact In 4Q08
Charge-Off Of $3.6 Million Or $0.17 EPS Impact In 4Q08
•
•
No Change In Current Status
No Change In Current Status
Commercial Relationship At IBERIABANK
Commercial Relationship At IBERIABANK
•
•
Term Loans Totaling $8.6 Million On Four Aircraft
Term Loans Totaling $8.6 Million On Four Aircraft
•
•
Primary Guarantor Deposited $3.2 Million In Escrow To Cover
Primary Guarantor Deposited $3.2 Million In Escrow To Cover
Shortfalls
Shortfalls
•
•
Loans On Four Aircraft Were 30 Days Past Due At 4Q08
Loans On Four Aircraft Were 30 Days Past Due At 4Q08
•
•
One Airplane Sold During 1Q09 At No Loss; 3 Aircraft Remain
One Airplane Sold During 1Q09 At No Loss; 3 Aircraft Remain
•
•
Relationship Moved To Nonperforming Status In 1Q09 ($7 Million)
Relationship Moved To Nonperforming Status In 1Q09 ($7 Million)
•
•
Any Loss On This Relationship Is Expected To Be Immaterial
Any Loss On This Relationship Is Expected To Be Immaterial

Asset Quality
Asset Quality
Loan Portfolio Mix
Loan Portfolio Mix
Loan Portfolio Composition
Business
21%
All Other
Loans
4%
Residential
13%
Indirect
Automobile
7%
Other
Consumer
2%
Automobile
1%
Home Equity
13%
Commercial
RE
38%
Credit Card
1%
$000s
% of
CRE
%
Loans
C&D-Pulaski 23,950 $         2% 1%
C&D-IBERIABANK 151,258 11% 4%
CRE-Owner Occupied 654,677 46% 17%
CRE-Non-Owner Occupied 603,512 42% 16%
Total Commercial RE 1,433,397 $    100% 38%

Asset Quality
Asset Quality
Pulaski
Pulaski
Builder
Builder
Exposure
Exposure
Development Lot House <100% House 100% Development
House <100%
House 100%
Loans Loans Complete Complete Loans Lots
Complete
Complete
Memphis Area 2,063 $          2,434 $      - $             4,496 $        1 64 0 31
North Mississippi - - - 774 0 0 0 4
Little Rock 2,273 298 80 2,627 1 8 1 14
Northeast Ark. - 820 - 490 0 16 0 3
Northwest Ark. - 1,206 - 4,524 0 24 0 29
Total 4,336 $          4,758 $      80 $              12,911 $      2 112 1 81
On 12/31/08 4,336 $         5,384 $      360 $            17,870 $     2 135 4 105
% Of Total - 3/31/09 20% 22% 0% 58% 1% 57% 1% 41%
% Of Total - 12/31/08 16% 19% 1% 64% 1% 55% 2% 43%
By Dollar Amount ($000) Number
# Of Loans
$ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Builder Loans
Memphis Area 8,993 $       9,007 $      41 40.7% 100% 219,353 $
North Mississippi 774 772 4 3.5% 100% 193,402 $
Little Rock 5,278 5,386 23 23.9% 98% 229,492 $
Northeast Ark. 1,310 1,310 11 5.9% 100% 119,052 $
Northwest Ark. 5,731 5,732 51 25.9% 100% 112,365 $
Total 22,086 $     22,207 $    130 100.0% 99% 169,889 $
On 12/31/08 27,951 $    28,227 $    163 100.0% 99% 171,478 $
By Dollar Amount ($000)
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30- 59 60- 89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 8,993 $        4,228 $   787 $       - $       - $       3,978 $        1,032 $       44.2% 11.47%
North Mississippi 774 - - - - 774 4 100.0% 0.47%
Little Rock 5,278 5,018 225 - - 35 155 0.7% 2.93%
Northeast Ark. 1,310 642 - - - 668 150 51.0% 11.44%
Northwest Ark. 5,731 2,639 628 - - 2,464 535 43.0% 9.34%
Total 22,086 $      12,527 $ 1,639 $    - $       - $       7,919 $        1,875 $       35.9% 8.49%
On 12/31/08 27,951 $     15,249 $ 2,355 $   - $       - $       10,347 $     2,429 $      37.0% 8.69%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
IBERIABANK
IBERIABANK
Builder & Non-Builder
Builder & Non-Builder
C&D Exposure
C&D Exposure
# Of Loans
$ Funded % Of Line Average
Funded Committed Committed %Total Funded $ Funded
Lafayette 28,003 $    30,942 $     63 18.5% 91% 444,487 $
Community Bank 1,151 1,466 9 0.8% 79% 127,865 $
Baton Rouge 39,893 51,034 158 26.4% 78% 252,490 $
New Orleans 19,583 21,588 13 12.9% 91% 1,506,405 $
Northshore 18,494 22,313 14 12.2% 83% 1,320,974 $
Shreveport 21,938 24,261 18 14.5% 90% 1,218,799 $
NE Louisiana 1,489 2,094 10 1.0% 71% 148,930 $
Regional Comm. North 20,707 28,627 7 13.7% 72% 2,958,097 $
Total 151,258 $  182,326 $   292 100.0% 83% 518,007 $
On 12/31/08 168,070 $ 218,439 $  355 100.0% 77% 473,436 $
By Dollar Amount ($000)
<100% 100% <100% 100%
Complete Complete Complete Complete
Lafayette 5,106 $    22,897 $    12 51
Community Bank 217 934 2 7
Baton Rouge 11,696 28,197 82 76
New Orleans 5,212 14,372 4 9
Northshore 4,450 14,044 4 10
Shreveport 8,176 13,762 5 13
NE Louisiana 16 1,473 2 8
Regional Comm. North 4,336 16,371 2 5
Total 39,208 $  112,050 $  113 179
On 12/31/08 63,645 $  104,425 $ 166 189
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30- 59 60- 89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Lafayette 28,003 $    27,709 $    - $     - $ - $  293 $           245 $            1.0% 0.87%
Community Bank 1,151 1,151 - - - - 7 0.0% 0.60%
Baton Rouge 39,893 37,468 382 - 459 1,584 251 4.0% 0.63%
New Orleans 19,583 19,583 - - - - 211 0.0% 1.08%
Northshore 18,494 18,494 - - - - 196 0.0% 1.06%
Shreveport 21,938 21,938 - - - - 241 0.0% 1.10%
NE Louisiana 1,489 1,489 - - - - 5 0.0% 0.31%
Regional Comm. North 20,707 20,707 - - - - 228 0.0% 1.10%
Total 151,258 $  148,539 $  382 $     - $ 459 $ 1,878 $        1,383 $
1.2% 0.91%
On 12/31/08 168,070 $ 164,323 $ 1,517 $ - $ 640 $ 1,589 $       1,525 $        0.9% 0.91%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
Asset Quality
1Q09 Compared To Prior Quarters
1Q09 Compared To Prior Quarters
($thousands)
3Q08 4Q08 1Q09 3Q08 4Q08 1Q09 3Q08 4Q08 1Q09
Nonaccruals 5,784 $      6,487 $      15,883 $    20,297 $ 21,337 $ 17,867 $ 26,081 $    27,825 $    33,750 $
OREO & Foreclosed 959 2,167 1,692 11,485 14,146 14,336 12,444 16,312 16,028
90+ Days Past Due 1,567 1,309 1,655 3,329 1,172 1,297 4,895 2,481 2,952
Nonperforming Assets 8,309 $      9,962 $      19,230 $    35,111 $ 36,655 $ 33,500 $ 43,420 $    46,618 $    52,730 $
NPAs/Assets 0.22% 0.26% 0.48% 2.23% 2.42% 2.31% 0.81% 0.83% 0.95%
NPAs/(Loans + OREO) 0.28% 0.34% 0.66% 4.13% 4.28% 3.92% 1.15% 1.24% 1.40%
LLR/Loans 0.91% 0.92% 0.96% 1.67% 1.68% 1.64% 1.09% 1.09% 1.11%
Net Charge-Offs/Loans 0.03% 0.11% 0.15% 1.02% 1.93% 0.58% 0.26% 0.53% 0.24%
Past Dues:
30-89 Days Past Due 6,329 $      18,810 $    7,278 $      7,525 $   12,050 $ 14,232 $ 13,854 $    30,860 $    21,510 $
90+ days Past Due 1,567 1,309 1,655 3,329 1,172 1,297 4,895 2,481 2,952
Nonaccual Loans 5,784 6,487 15,883 20,297 21,337 17,867 26,081 27,825 33,750
Total 30+ Past Dues 13,679 $    26,606 $    24,816 $    31,151 $ 34,560 $ 33,396 $ 44,830 $    61,166 $    58,212 $
% Loans 0.49% 0.92% 0.85% 3.71% 4.10% 3.97% 1.24% 1.63% 1.55%
Loan Mix:
Commercial 55.5% 57.6% 59.0% 61.8% 60.4% 61.2% 57.0% 58.3% 59.5%
Consumer 14.5% 14.0% 14.0% 24.0% 23.7% 23.2% 16.7% 16.2% 16.1%
Mortgage 16.9% 15.9% 15.0% 7.7% 8.7% 8.6% 14.8% 14.3% 13.6%
Business Banking 3.7% 3.3% 2.9% 2.2% 2.7% 2.5% 3.3% 3.1% 2.8%
Indirect 9.4% 9.2% 9.1% 0.0% 0.0% 0.0% 7.2% 7.1% 7.0%
Credit Cards 0.0% 0.0% 0.0% 4.3% 4.5% 4.5% 1.0% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK Corporation Pulaski IBERIABANK

Asset Quality
Asset Quality
Trends –
Trends –
Entity NPAs & Past Dues
Entity NPAs & Past Dues
(Dollars in $000s) 4Q07 1Q08 2Q08 3Q08 Q408 Q109 $Chg
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Last Qtr.
Nonaccrual Louisiana 3,545 $        4,408 $        6,295 $        5,784 $        6,487 $        15,883 $      9,396 $
Pulaski 32,562 29,698 24,534 20,297 21,337 17,867 (3,470)
Consolidated 36,107 $      34,107 $      30,829 $      26,081 $      27,825 $      33,750 $      5,926 $
OREO & Foreclosed Assets Louisiana 1,688 $        2,164 $        850 $           959 $           2,167 $        1,692 $        (475) $
Pulaski 7,726 7,560 8,862 11,485 14,146 14,336 190
Consolidated 9,414 $        9,724 $        9,712 $        12,444 $      16,312 $      16,028 $      (285) $
Accruing 90+ Days Past Due Louisiana 1,684 $        1,437 $        867 $           1,567 $        1,309 $        1,655 $        346 $
Pulaski 971 2,394 501 3,329 1,172 1,297 125
Consolidated 2,655 $        3,831 $        1,367 $        4,895 $        2,481 $        2,952 $        471 $
Total NPAs Louisiana 6,917 $        8,009 $        8,012 $        8,309 $        9,963 $        19,230 $      9,267 $
Pulaski 41,258 39,653 33,896 35,111 36,655 33,500 (3,155)
Consolidated 48,176 $      47,662 $      41,908 $      43,420 $      46,618 $      52,730 $      6,112 $
NPAs / Total Assets Louisiana 0.19% 0.22% 0.22% 0.22% 0.26% 0.48%
Pulaski 3.13% 2.73% 2.12% 2.23% 2.42% 2.31%
Consolidated 0.98% 0.93% 0.79% 0.81% 0.83% 0.95%
30-89 Days Past Due Louisiana 10,042 $      9,604 $        7,842 $        6,329 $        18,810 $      7,278 $
(11,532) $
Pulaski 8,202 9,725 8,722 7,525 12,050 14,232
2,182
Consolidated 18,244 $      19,329 $      16,564 $      13,854 $      30,860 $      21,510 $
(9,351) $
30-89 Days PDs / Loans Louisiana 0.38% 0.36% 0.29% 0.23% 0.65% 0.25%
Pulaski 0.97% 1.25% 1.01% 0.90% 1.43% 1.69%
Consolidated 0.53% 0.56% 0.47% 0.38% 0.82% 0.57%

Asset Quality
Asset Quality
Trends –
Trends –
Entity LLR & Net COs
Entity LLR & Net COs
(Dollars in $000s) 4Q07 1Q08 2Q08 3Q08 Q408 Q109 $Chg
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 Last Qtr.
Loan Loss Reserve* Louisiana 24,417 $      24,434 $      24,962 $      25,528 $      26,671 $      27,866 $       1,195 $
Pulaski 13,868         14,769         14,791         14,022         14,201         13,796
(405)
Consolidate 38,285 $      39,203 $      39,753 $      39,551 $      40,872 $      41,662 $       790 $
LLR / Total Loans Louisiana 0.93% 0.92% 0.92% 0.91% 0.92% 0.96%
Pulaski 1.72% 1.89% 1.81% 1.67% 1.68% 1.64%
Consolidate 1.12% 1.14% 1.12% 1.09% 1.09% 1.11%
Net Charge-Offs Louisiana 230 $           678 $           283 $           183 $           801 $           1,052 $         251 $
Pulaski 178              1,100           702              2,150           4,084           1,190
(2,894)
Consolidate 408 $           1,778 $        985 $           2,333 $        4,885 $        2,242 $         (2,643) $
Net COs/Avg Loans Louisiana 0.12% 0.10% 0.04% 0.03% 0.11% 0.15%
Pulaski 0.14% 0.58% 0.35% 1.02% 1.93% 0.58%
Consolidate 0.12% 0.21% 0.11% 0.26% 0.53% 0.24%
LLR Coverage Of NPAs Louisiana 353% 305% 312% 307% 268% 145%
Pulaski 34% 37% 44% 40% 39% 41%
Consolidate 79% 82% 95% 91% 88% 79%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Asset Quality
Loan Mix And 30 Days+ Past Due
Loan Mix And 30 Days+ Past Due
(Dollars in $000s)
4Q07 1Q08 2Q08 3Q08 Q408 Q109
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09
% of Outstandings Commercial 56.7% 57.1% 56.2% 57.0% 58.3% 59.5%
Mortgage 16.8% 16.6% 15.8% 14.8% 14.3% 13.6%
Consumer 16.0% 16.3% 16.7% 16.7% 16.2% 16.1%
Indirect 7.0% 7.0% 7.0% 7.2% 7.1% 7.0%
Business Banking 1.8% 2.1% 3.4% 3.3% 3.1% 2.8%
Credit Cards 1.7% 0.9% 0.9% 1.0% 1.0% 1.0%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 1.95% 2.00% 1.60% 1.31% 1.91% 1.82%
Mortgage 1.06% 0.90% 0.95% 1.00% 0.97% 0.85%
Consumer 1.74% 1.66% 1.45% 1.43% 1.55% 1.53%
Indirect 1.21% 0.97% 0.75% 0.89% 1.08% 0.97%
Business Banking 0.11% 1.30% 0.75% 0.77% 1.10% 0.83%
Credit Cards 0.82% 1.44% 1.02% 1.15% 1.55% 1.63%
Total Loans 1.66% 1.69% 1.38% 1.24% 1.63% 1.55%
Louisiana 0.59% 0.59% 0.55% 0.49% 0.91% 0.85%
Pulaski 4.93% 4.99% 3.88% 3.71% 4.10% 3.97%
Consolidated 1.66% 1.69% 1.38% 1.24% 1.63% 1.55%
* Includes nonaccruing loans

Asset Quality
Asset Quality
Consolidated –
Consolidated –
Classified Assets
Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
Increase At
Increase At
IBERIABANK
IBERIABANK
In 1Q09 Due
In 1Q09 Due
Primarily To
Primarily To
$7 Million
$7 Million
Aircraft
Aircraft
Relationship
Relationship
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
Classified Assets - IBERIABANK & Pulaski
Pulaski
IBERIABANK

Asset Quality
Asset Quality
Loan Loss Reserve
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified Assets And NPAs Remain Strong
Classified Assets And NPAs Remain Strong
•
•
$2.2 Million Loan Loss Provision In 1Q09 (4Q08 = $1.9 Million)
$2.2 Million Loan Loss Provision In 1Q09 (4Q08 = $1.9 Million)
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
Excluding Builder Portfolio, Loan Portfolio Is In Good Shape
•
•
Construction Portfolio Continues To Progress
Construction Portfolio Continues To Progress
•
•
Continuing To Aggressively Address Potential Problems
Continuing To Aggressively Address Potential Problems
•
•
$0.8 Million Loan Loss Provision in 1Q09 (4Q08 = $4.3 Million)
$0.8 Million Loan Loss Provision in 1Q09 (4Q08 = $4.3 Million)
$2.2 Million In Net
$2.2 Million In Net
Charge-Offs In
Charge-Offs In
1Q09 (0.24% Of
1Q09 (0.24% Of
Average Loans)
Average Loans)
1Q08 2Q08 3Q08 4Q08 1Q09
Net Charge-Offs 1,778 $ 985 $    2,333 $ 4,885 $ 2,242 $
Loan Growth (63)        1,302    968       1,256    150
Change In Asset Quality 980       (750)      (1,171)   65         640
Loan Loss Provision 2,695 $ 1,537 $ 2,131 $ 6,206 $ 3,032 $
Net Charge-Offs/Avg. Loans 0.21% 0.11% 0.26% 0.53% 0.24%
Loan Loss Reserve/Loans 1.14% 1.12% 1.09% 1.09% 1.11%

Asset Quality
Asset Quality
C&D Loans
C&D Loans
Compared To
Compared To
Peers
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
5%
14%
16%
17%
17%
18%
23%
32%
37%
40%
0%
5%
10%
15%
20%
25%
30%
35%
40%
IBKC SFNC CCBG TRMK HBHC BXS WTNY SBCF OZRK UCBI
Construction & Land Development Loans / Total Loans
(Most Recent Quarter Information)
0%
0%
0%
1%
2%
3%
3%
4%
9%
10%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
BXS OZRK UCBI SFNC HBHC WTNY CCBG TRMK SBCF IBKC
C&D Nonaccruals / Total C&D Loans
(Most Recent Quarter Information)
One Of The Lowest
One Of The Lowest
Levels Of C&D Loan
Levels Of C&D Loan
Exposure Compared
Exposure Compared
To Peers
To Peers
One Of The Highest
One Of The Highest
Levels Of C&D
Levels Of C&D
Nonaccrual Loans
Nonaccrual Loans
Addressing C&D
Addressing C&D
Exposure Assertively
Exposure Assertively

Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
$-
$1,000,000
$2,000,000
$3,000,000
$4,000,000
$5,000,000
$6,000,000
$7,000,000
$8,000,000
$9,000,000
$10,000,000
CRE Loans Outstanding At March 31, 2009
Non-Builder Portfolio CRE
Average = $583,000

IBERIABANK
Pulaski
Bank
TOTAL
Non-Owner Occupied
Current 494.0 $           188.8 $         682.8 $
Past Due 0.6                  7.7                8.4
Nonaccrual 0.8                  12.2              13.0
Total 495.4 $           208.7 $         704.1 $
   % Nonaccrual 0.16% 5.84% 1.84%
Owner Occupied
Current 590.0 $           131.4 $         721.4 $
Past Due 1.1                  3.6                4.8
Nonaccrual 1.8                  1.3                3.2
Total 593.0 $           136.3 $         729.3 $
   % Nonaccrual 0.31% 0.97% 0.43%
Total CRE 1,088.3 $        345.1 $         1,433.4 $
   % Nonaccrual 0.24% 3.91% 1.12%
Last Qtr (12/31/08) 0.23% 4.83% 1.33%
Non-Owner Occup/Tier 1 Cap.
146% 153% 128%
Asset Quality
Asset Quality
Commercial Real Estate Portfolio
Commercial Real Estate Portfolio
Note: Includes commercial construction and land development loans

Asset Quality
Asset Quality
Commercial Portfolio Composition
Commercial Portfolio Composition
0%
1%
1%
1%
2%
2%
3%
3%
3%
4%
4%
4%
5%
6%
6%
6%
7%
7%
8%
10%
17%
0% 2% 4% 6% 8% 10% 12% 14% 16% 18%
% Of Commercial Loan Portfolio At 12/31/08
Communications
Education
Storage
Religious
Wholesalers
Transport
Households
Agriculture
Retail
Manufacturing
Real Estate-Other
Energy
Hospitality
Governmental
Heavy/Civil Construction
Construction
Financial/Insurance
Other
RE-Owner Occupied
Medical
RE-Non-Owner Occupied
Note: Includes commercial construction and land development loans

25 Consumer Loan Portfolio

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Score Distribution
Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
Volume Score Volume Score Volume Score
HELOC 119 $           739     24 $          735     143 $        738
Home Equity Loans 205              724     140           726     345           725
Unsecured Lines 14                728     2               728     15             728
Unsecured 18                688     7               682     26             686
Other Secured 40                697     11             684     51             694
Indirect Auto 244              716     -            -     244           716
Total 640 $           716     184 $        711     823 $        715
Consumer Portfolio - Product Type And Average Score
IBERIABANK Pulaski IBERIABANK Corp
Score
Intervals HELOC
Home
Equity
Loans
Unsecured
Lines Unsecured
Other
Secured
Indirect
Auto
800 + 11% 12% 3% 5% 13% 13%
750 - 799 35% 34% 22% 21% 24% 29%
700 - 749 25% 25% 27% 25% 19% 22%
650 - 699 15% 15% 22% 21% 16% 17%
600 - 649 8% 7% 11% 12% 11% 9%
550 - 599 3% 4% 7% 7% 7% 5%
500 - 549 3% 3% 4% 5% 6% 4%
450 - 499 0% 1% 1% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0%
Other 1% 1% 3% 1% 2% 1%
Total 100% 100% 100% 100% 100% 100%
Avg. Score 738        725           728              686              694           716
Consumer Portfolio - Score Distribution By Product

Consumer Portfolio
Consumer Portfolio
Credit Score Distribution
Credit Score Distribution
Note: Excludes Credit Cards Note: Excludes Credit Cards
0%
5%
10%
15%
20%
25%
30%
35%
40%
800+ 750 - 799 700 - 749 650 - 699 600 - 649 550 - 599 500 - 549 450 - 499 400 - 449 Other
Credit Score
Pulaski
IBERIABANK
Cumulative Below Prime = 16% Cumulative Prime = 83%
Unscored
= 1%

Consumer
Consumer
Portfolio
Portfolio
Past Dues
Past Dues
By Product
By Product
Generally
Generally
Good
Good
Quality, But
Quality, But
Recent
Recent
Softness
Softness
12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09
Home Equity Lines of Credit
30 to 59 Days Past Due 0.44% 1.10% 0.34% 0.31% 0.24% 0.68%
60 to 89 Days Past Due 0.15% 0.04% 0.02% 0.15% 0.13% 0.07%
Over 90 Days Past Due 0.00% 0.10% 0.06% 0.09% 0.11% 0.11%
Total 30+ Days Past Due 0.59% 1.24% 0.43% 0.55% 0.48% 0.86%
Net Charge-Offs 0.12% 0.00% 0.02% 0.01% 0.15% 0.23%
Home Equity Term Loans
30 to 59 Days Past Due 0.96% 0.85% 0.35% 0.25% 0.80% 0.56%
60 to 89 Days Past Due 0.17% 0.07% 0.30% 0.18% 0.09% 0.17%
Over 90 Days Past Due 0.13% 0.10% 0.11% 0.30% 0.05% 0.06%
Total 30+ Days Past Due 1.26% 1.03% 0.77% 0.73% 0.93% 0.79%
Net Charge-Offs -0.02% 0.04% 0.01% 0.04% 0.21% 0.13%
Indirect Auto Loans
30 to 59 Days Past Due 0.71% 0.49% 0.34% 0.45% 0.59% 0.54%
60 to 89 Days Past Due 0.15% 0.08% 0.04% 0.12% 0.18% 0.12%
Over 90 Days Past Due 0.12% 0.03% 0.07% 0.07% 0.05% 0.05%
Non Accrual
0.27% 0.39% 0.33% 0.28% 0.30% 0.30%
Total 30+ Days PD + NAs 1.24% 1.00% 0.78% 0.92% 1.12% 1.01%
Net Charge-Offs 0.18% 0.45% 0.14% 0.20% 0.44% 0.43%
Credit Card Loans
30 to 59 Days Past Due 0.36% 0.49% 0.35% 0.49% 0.49% 0.27%
60 to 89 Days Past Due 0.10% 0.26% 0.30% 0.21% 0.45% 0.38%
Over 90 Days Past Due 0.36% 0.68% 0.37% 0.45% 0.61% 0.99%
Total 30+ Days Past Due 0.82% 1.44% 1.02% 1.15% 1.55% 1.63%
Net Charge-Offs 0.71% 2.95% 1.57% 1.05% 1.34% 2.83%
Other Consumer Loans
30 to 59 Days Past Due 1.53% 1.63% 1.20% 0.76% 1.20% 1.07%
60 to 89 Days Past Due 0.36% 0.29% 0.90% 0.46% 0.35% 0.15%
Over 90 Days Past Due 0.15% 0.14% 0.10% 0.53% 0.82% 0.12%
Total 30+ Days Past Due 2.04% 2.05% 2.20% 1.74% 2.37% 1.34%
Net Charge-Offs 0.69% 0.66% 1.36% 1.55% 1.88% 2.03%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As % Of Product Loans

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Origination Mix
Origination Mix
15%
32%
31%
22%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Quarter
Originations - Product Total %
Home Equity 2nd
Home Equity 1st
HELOC 2nd
HELOC 1st

Consumer Portfolio
Consumer Portfolio
By Product –
By Product –
Loan-To-Values
Loan-To-Values
Loan-to-Values At Time Of Origination
55%
81%
69%
74%
70%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Quarter
HELOC 1st
HELOC 2nd
Home Equity 1st
Home Equity 2nd
Total

Consumer Portfolio
Consumer Portfolio
Indirect –
Indirect –
30+ Days Past Dues
30+ Days Past Dues
Loans Past Due 30 Days Or More
0.68%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
Month
Note: Excludes Nonaccruing
Note: Excludes Nonaccruing
Nonaccruing Loans Loans

Consumer Portfolio
Consumer Portfolio
Indirect –
Indirect –
Net Charge-Offs
Net Charge-Offs
Annualized Net Charge-Offs As % Of Loans
0.45%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
Month

33 Financial Overview

Financial Overview
Financial Overview
Favorable Balance Sheet Growth
Favorable Balance Sheet Growth
1Q09 Results
•
Loans +$14mm, <+1%
•
Deposits +$138mm +3%
•
Loan/Deposits = 91%
•
Equity = -$79mm, -11%*
•
Equity/Assets = 11.82%*
•
Tier 1 Leverage = 9.16%*
•
Div Payout = 91%*
•
ROA = 0.67%*
•
ROE = 3.59%*
•
ROTE = 6.35%*
•
Efficiency Ratio = 73%
•
Tang Eff. Ratio = 70%
•
BV/Share = $40.98*
•
Tang BV/Share = $24.82*
* Includes Impact Of Deemed * Includes Impact Of Deemed
Dividends For TARP In 1Q09 Dividends For TARP In 1Q09
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
Loans
Deposits
Quarterly Averages Annual Average Balances
-1%
20%
17
17%
22%
34%
1%
3%
7%
4%
13%
15%
12%
17
15%
14%
52%
43%
23%
15%
15%
12%
16%
11%
9%
14%
10%
12%

Financial Overview
Financial Overview
Trends -
Trends -
Mortgage Interest Rates
Mortgage Interest Rates
Source: Bloomberg Source: Bloomberg
Substantial
Substantial
Drop In
Drop In
Conforming
Conforming
Rates
Rates
Blistering
Blistering
Refi
Refi
Activity
Activity
–
–
Greatest
Greatest
Since 2003
Since 2003
Sales
Sales
Spreads
Spreads
Remain
Remain
Favorable
Favorable
Improved
Improved
Competitive
Competitive
Dynamics In
Dynamics In
Mortgage
Mortgage
Business
Business
Mortgage Interest Rate Trend
4.70%
4.46%
6.21%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
6.00%
6.50%
7.00%
7.50%
8.00%
8.50%
9.00%
30-year
15-year
5/1 ARM
1-Year ARM
30-Year Fixed
1-Year ARM
5/1 ARM
15-Year Fixed

Financial Overview
Financial Overview
Trends –
Trends –
Jumbo Mortgage Rates
Jumbo Mortgage Rates
Source: Bloomberg Source: Bloomberg
Subprime Mtg.
Subprime Mtg.
Market Gone &
Market Gone &
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Spread
Jumbo Spread
Is Very Wide
Is Very Wide
Shifted These
Shifted These
Products To
Products To
FHA/VA &
FHA/VA &
Conforming
Conforming
In March 2009,
In March 2009,
35% Of Our
35% Of Our
Production
Production
Was FHA/VA
Was FHA/VA
And 60% Was
And 60% Was
Conventional
Conventional
Weekly National 30-Year Mortgage Rates
4.86%
6.37%
4.60%
4.85%
5.10%
5.35%
5.60%
5.85%
6.10%
6.35%
6.60%
6.85%
7.10%
7.35%
7.60%
7.85%
8.10%
8.35%
8.60%
Conforming
Jumbo
151
bps

Financial Overview
Financial Overview
Mortgage Quarterly Revenues
Mortgage Quarterly Revenues
In 1Q09 Closed
In 1Q09 Closed
$419mm (+129%
$419mm (+129%
Vs. 4Q08)
Vs. 4Q08)
In 1Q09 Sold
In 1Q09 Sold
$400mm (+112%
$400mm (+112%
Vs. 4Q08)
Vs. 4Q08)
Highest Qtrly
Highest Qtrly
Revenues In
Revenues In
Company History
Company History
1Q09 Vs. 4Q08:
1Q09 Vs. 4Q08:
+99% Increase In
+99% Increase In
Mtg. Revenues
Mtg. Revenues
$150mm Locked
$150mm Locked
Pipeline 4/17/09
Pipeline 4/17/09
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008 2009
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
** Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007

Financial Overview
Financial Overview
Title Insurance Qtrly
Title Insurance Qtrly
Revenues
Revenues
Title & Mortgage
Title & Mortgage
Footprints Don’t
Footprints Don’t
Necessarily
Necessarily
Overlap
Overlap
1Q09: $4.5mm In
1Q09: $4.5mm In
Revenues (+18%
Revenues (+18%
Vs. 4Q08)
Vs. 4Q08)
Significant Order
Significant Order
Count Growth As
Count Growth As
Refinance Wave
Refinance Wave
Continues
Continues
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008 2009
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
*
Includes United Title in April 2007
**
**
Includes American Abstract in March 2008

Financial Overview
Financial Overview
Quarterly Repricing Schedule
Quarterly Repricing Schedule
Excess Cash Methodically Being Deployed
Excess Cash Methodically Being Deployed
Favorable Deposit Repricing Opportunities
Favorable Deposit Repricing Opportunities
Paid Off S/T Borrowings With Strong Deposit Growth
Paid Off S/T Borrowings With Strong Deposit Growth
2Q09 3Q09 4Q09 1Q10 2Q10
Cash Equivalents 107.6 $       - $        - $        - $        - $
0.25% 0.00% 0.00% 0.00% 0.00%
Investments 166.5 $       113.5 $    100.4 $    84.7 $      63.2 $
3.39% 4.95% 4.97% 4.40% 4.76%
Loans 1,698.2 $    210.6 $    162.8 $    149.3 $    126.0 $
3.57% 6.30% 6.44% 6.38% 6.59%
Time Deposits 330.1 $       320.6 $    297.4 $    138.9 $    123.3 $
2.56% 2.98% 2.53% 2.95% 2.63%
Borrowed Funds 306.0 $       58.0 $      31.5 $      20.2 $      24.8 $
2.10% 4.79% 5.37% 5.37% 5.24%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
-4% -3% 0% 6% 10% 1% 3%
Economic
Value of
Equity
-15% -6% 0% 4% 6% -- --
Financial Overview
Financial Overview
Interest Rate Simulations
Interest Rate Simulations
Source: Bancware model, as of March 31, 2009
As Rates Have Fallen, Become More Asset Sensitive
As Rates Have Fallen, Become More Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has A Positive Impact Over 12 Months
Forward Curve Has A Positive Impact Over 12 Months

41 Markets

Markets
Markets
Memphis Opportunity
Memphis Opportunity
$28 Billion Deposit Memphis Market
$28 Billion Deposit Memphis Market
-
-
A
A
Unique Growth Opportunity
Unique Growth Opportunity
Large & Small Banks Have Experienced Difficulties
Large & Small Banks Have Experienced Difficulties
Currently Recruited 7 Team Members
Currently Recruited 7 Team Members
$22mm Deposits, $86mm In Credit Commitments & $80mm Pipeline
$22mm Deposits, $86mm In Credit Commitments & $80mm Pipeline
Source: FDIC For Memphis MSA At June 30, 2008 Source: FDIC For Memphis MSA At June 30, 2008
First Horizon
36.6%
Regions
15.2%
SunTrust
8.2%
BancorpSouth
3.9%
Bank of America
3.5%

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
13 Offices
13 Offices
1Q09 Loans
1Q09 Loans
Of $146 mm
Of $146 mm
(+65% Over
(+65% Over
1-Year)
1-Year)
1Q09
1Q09
Deposits Of
Deposits Of
$207 mm
$207 mm
(+22% Over
(+22% Over
1-Year)
1-Year)
Closed One
Closed One
Office
Office
(Prairieville)
(Prairieville)
$-
$25
$50
$75
$100
$125
$150
$175
$200
$225
Deposits
Loans

Markets –
Markets –
Branches
Branches
Historical Office Optimization
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
Entered 13 New Markets
Entered 13 New Markets
Acquired 94 Offices (All)
Acquired 94 Offices (All)
Closed/Consolidated 23
Closed/Consolidated 23
Offices (All Types)
Offices (All Types)
Opened 12 New Bank
Opened 12 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005

Markets –
Markets –
Local Economies
Local Economies
Oil & Gas Impact
Oil & Gas Impact
Source: Bloomberg Source: Bloomberg
$3.47
$50.33
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Natural Gas
Crude Oil
Natural Gas Average = $4.03
Crude Oil Average = $34.82

Markets –
Markets –
Local Economies
Local Economies
Unemployment –
Unemployment –
Vs. U.S. MSAs
Vs. U.S. MSAs
Source: U.S. Department of Labor, Bureau of Labor Statistics Source: U.S. Department of Labor, Bureau of Labor Statistics
Curve Has
Curve Has
Continued
Continued
To Shift
To Shift
Upward
Upward
Belly Of The
Belly Of The
Curve Hit
Curve Hit
Worst
Worst
Consistently
Consistently
Low Rates Of
Low Rates Of
Unemploy-
Unemploy-
ment
ment
In Our
In Our
MSAs
MSAs
Many Of Our
Many Of Our
Markets
Markets
Showed
Showed
Relative
Relative
Improvement
Improvement
Ranking 372 U.S. MSAs
February
2009 Unemployment Rates (Blue)
Dashed Lines: Nov 07, Feb 08, Aug 08 & Nov 08
-
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181 191 201 211 221 231 241 251 261 271 281 291 301 311 321 331 341 351 361 371
8.9%
U.S. Avg = 8.9%
#1 Houma, LA 3.5%
#4 Lafayette, LA 3.9%
#24 Baton Rouge, LA 5.1%
#40 Alexandria, LA 5.5%
#31 New Orleans, LA 5.3%
#85 Shreveport, LA 6.8%
#46 NW AR 5.8%
#56 Little Rock, AR 6.0%
#82 Jonesboro, AR 6.7%
#207 Memphis, TN 8.9%
Nov 07
Feb 08
#17 Lake Charles, LA 4.9%
#50 Monroe, LA 5.9%
%
Feb 09
Aug 08
Nov 08
#71 Houston, TX 6.4%
#177 Mobile, AL 8.5%

Markets –
Markets –
Local Economies
Local Economies
Housing’s Share Of State GDP
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide,
Housing
Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets:
Minimal Impact

Markets –
Markets –
Local Economies
Local Economies
Freddie Mac –
Freddie Mac –
Regional Prices
Regional Prices
FHLMC, “National Home-Value Drop Accelerated
FHLMC, “National Home-Value Drop Accelerated
in Fourth Quarter”, February 27, 2009
in Fourth Quarter”, February 27, 2009
Last 5-Year
Housing
Price Last 12 4Q08 vs.
Region States Included Change Months 3Q08
West South Central
LA, AR, TX, OK
23.5% -0.1%
-1.6%
East South Central
TN, AL, MS, KY
19.8% -2.7%
-2.3%
Middle Atlantic
NY, NJ, PA
27.2% -4.1%
-2.7%
West North Central
IA, KS, MN, MO, ND, NE, SD
9.1% -3.8%
-3.0%
New England
CT, MA, ME, NH, RI, VT
7.3% -6.6%
-3.3%
East North Central
IL, IN, MI, OH, WI
-0.1% -5.8%
-4.9%
Mountain
AZ, CO, ID, MT, NM, NV, UT, WY
24.6% -9.2%
-5.0%
South Atlantic
NC, SC, FL, GA, VA, MD, WV, DC, DE
16.7% -11.4%
-6.5%
Pacific
CA, OR, WA, HI, AK
4.6% -23.0%
-8.1%
United States 12.8% -9.5%
-4.8%
Source: Freddie Mac Source: Freddie Mac

Markets –
Markets –
Local Economies
Local Economies
Housing Price Change Vs. U.S. MSAs
Housing Price Change Vs. U.S. MSAs
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
1 21 41 61 81 101 121 141 161 181 201 221 241 261 281 301 321 341 361 381
Source: Freddie Mac 4Q08 Data
#117 Houma +0.2%
#51 Shreveport +2.0%
#144 Baton Rouge -0.5%
#95 Little Rock +0.8%
#182 Alexandria -1.3%
#40 Lake Charles +2.3%
#5 Monroe +6.1%
#119 Mobile +0.1%
#103 Jonesboro +0.6%
#14 Houston +4.5%
#249 NW Arkansas -4.1%
#191 New Orleans -1.5%
#222 Memphis -2.8%
#177 Lafayette -1.1%
-4.6%
Average of MSAs

Markets –
Markets –
Local Economies
Local Economies
House Price Decline Probability
House Price Decline Probability
Local Housing
Local Housing
Prices Did Not
Prices Did Not
Escalate
Escalate
Rapidly, So
Rapidly, So
Little House
Little House
Price “Snap-
Price “Snap-
Back”
Back”
According To
According To
PMI, Our
PMI, Our
Markets Have
Markets Have
Some Of The
Some Of The
Lowest
Lowest
Probabilities
Probabilities
To Exhibit
To Exhibit
Housing Price
Housing Price
Declines Over
Declines Over
Next 2 Years
Next 2 Years
Source: PMI Economic Real Estate Trends, Winter 2009 Source: PMI Economic Real Estate Trends, Winter 2009
Ranking 381 U.S. MSAs
PMI Housing Risk Index
Probability That House Prices Will Be Lower In 2 Years
0
10
20
30
40

28.9
MSA Average = 28.9
Baton Rouge, LA 2.5
Alexandria, LA 1.3
New Orleans, LA 2.6
Lowest Ratings (<1.0):
Houma, LA
Jonesboro, AR,
Lafayette, LA,
Lake Charles, LA,
Little Rock, AR,
Monroe, LA,
Shreveport, LA
NW AR 4.3
Memphis, TN 2.1

Dallas, TX (Mortgage)
Dallas, TX (Mortgage)
Austin, TX
Austin, TX
Rochester, NY
Rochester, NY
San Antonio, TX
San Antonio, TX
Augusta, GA
Augusta, GA
Baton Rouge, LA
Baton Rouge, LA
Memphis, TN
Memphis, TN
Oklahoma City, OK
Oklahoma City, OK
Albany, NY
Albany, NY
Indianapolis, IN
Indianapolis, IN
Columbia, SC
Columbia, SC
Scranton, PA
Scranton, PA
Omaha, NE
Omaha, NE
Markets –
Markets –
Local Economies
Local Economies
Forbes –
Forbes –
Strongest Housing Mkts
Strongest Housing Mkts
McAllen, TX
McAllen, TX
Syracuse, NY
Syracuse, NY
Pittsburgh, PA
Pittsburgh, PA
Buffalo, NY
Buffalo, NY
El Paso, TX
El Paso, TX
Tulsa, OK (Mortgage)
Tulsa, OK (Mortgage)
Houston, TX
Houston, TX
Charleston, SC
Charleston, SC
Little Rock, AR
Little Rock, AR
Birmingham, AL
Birmingham, AL
Ft. Worth, TX
Ft. Worth, TX
New Orleans, LA
New Orleans, LA
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:
Forbes, “America’s 25 Strongest Housing Markets, January 7, 2009:

Summary Of IBKC
Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers